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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    CHARLES E. SMITH RESIDENTIAL REALTY, INC.
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                (Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement no.:

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    (3) Filing Party:

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    (4) Date Filed:

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[THE FOLLOWING MEMORANDUM WAS DISTRIBUTED TO HOLDERS OF CHARLES E. SMITH
RESIDENTIAL, INC. STOCK OPTIONS]

                                   MEMORANDUM




TO:        ALL HOLDERS OF SRW STOCK OPTIONS

FROM:      Robert D. Zimet
           General Counsel

DATE:      May 15, 2001

--------------------------------------------------------------------------------

         As you know, the proposed merger between Charles E. Smith Residential, Inc. ("SRW") and Archstone Communities Trust ("Archstone" or "ASN") will affect your current SRW stock options. As we get closer to closing the merger, you will receive complete documentation and instructions explaining your choices with respect to your SRW options. In the interim, here is some important preliminary information you should understand:

1. VESTING -- In connection with the merger, all SRW stock options shall become fully vested and exercisable.

2. CONVERSION OF SRW OPTIONS -- Each outstanding SRW stock option will be automatically converted upon the completion of the Archstone merger into an option to purchase Archstone common shares. The substituted Archstone option will permit its holder to purchase a number of Archstone common shares equal to the number of shares of SRW common stock that could have been purchased, under the corresponding SRW stock option, multiplied by 1.975 (rounded down to the nearest whole number of shares). The exercise price per Archstone common share of the substituted option will be equal to the per-share option exercise price specified in the SRW stock option divided by 1.975 (rounded up to the nearest whole cent). Each substituted option otherwise will be subject to the same terms and conditions as the corresponding SRW stock option.

3. CASH ELECTION -- Under the merger agreement, Archstone will offer to purchase all SRW stock options after they are converted into Archstone options for an amount in cash equal to: (a) the excess of $49.48 over the exercise price of the SRW stock option; multiplied by (b) shares of SRW common stock subject to that SRW option.



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         The following are examples that illustrate some of the choices you will be faced with:

                  EXAMPLE 1 -- Employee holds an SRW option for 1,000 shares and and decides to tender the options to Archstone under the Cash
                  Election:

                  Set Price per share:    $49.48
                  Grant Price per share:   35.00
                                          ------

                           Offer Price:   $14.48/share x 1,000 shares = $14,480
                                          (before taxes and withholding)

                  You may also choose not to tender your options to Archstone under the Cash Election. Options to purchase SRW common shares that are not tendered for cash to Archstone would be converted to ASN options and remain outstanding under their terms.


                  EXAMPLE 2 -- Employee holds an SRW option for 1,000 shares and elects to exercise the option for all 1,000 shares, comparing a pre-merger and post-merger exercise:

                ------------------------------------------------------------------------------------------------------
                                              SRW OPTION SHARES IN A PRE-MERGER EXERCISE
                ------------------------------------------------------------------------------------------------------
                o        No. of shares                   1,000
                ------------------------------------------------------------------------------------------------------
                o        Option Price                    $35.00
                ------------------------------------------------------------------------------------------------------
                o        Market Price for SRW stock on   $49.375/share (hypothetical)
                         merger date
                ------------------------------------------------------------------------------------------------------
                o        Value of your SRW option        $14,375 (difference between SRW Option Price ($35.00) and
                                                         SRW Market Price ($49.375) on date of merger times 1,000
                                                         shares)
                ------------------------------------------------------------------------------------------------------


                ------------------------------------------------------------------------------------------------------
                                               CONVERSION INTO ASN OPTION THEN EXERCISE
                ------------------------------------------------------------------------------------------------------
                o       No. of ASN option shares         1,975 (1,000 x 1.975)
                        received in exchange for SRW
                        option shares
                ------------------------------------------------------------------------------------------------------
                o       Adjustment in Option Price       $17.72 ($35.00 divided 1.975)
                ------------------------------------------------------------------------------------------------------
                o       Market Price for ASN stock on    $25.00 (hypothetical)
                        merger date
                ------------------------------------------------------------------------------------------------------




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
                ------------------------------------------------------------------------------------------------------
                o        Value of your ASN option        $14,378 (difference between adjusted ASN Option Price
                                                         ($17.72) and ASN Market Price ($25.00) on date of merger
                                                         times 1,975 shares)
                ------------------------------------------------------------------------------------------------------


         You should be aware that, if you choose to convert your options into Archstone options and exercise them after the merger, the price of the ASN stock ($25.00 in the above example) at the time you exercise your option will determine what the value is of the ASN option you will receive in exchange for your SRW option. The slight differences in values in the preceding example reflect rounding.

         While the examples above illustrate a scenario where the relative values of the SRW and ASN substitute options are the same, the opposite could be true depending on the value of the ASN stock at the time you exercise the options.

         PLEASE KEEP IN MIND THAT YOU MAY CONTINUE TO HOLD YOUR OPTIONS FOLLOWING THE MERGER AND EXERCISE THEM AT ANY TIME BEFORE THEY EXPIRE.

         This memo sets forth some basic preliminary information about the SRW options and these summary descriptions are qualified in their entirety by the documentation and instructions you will receive later from Archstone or SRW. Prior to the merger date, you will receive a written notice from Archstone regarding your SRW options. The notice will explain the conversion of your SRW option into Archstone options and provide you with detailed instructions if you desire to make the cash election for your SRW options.

         If you have any questions regarding your options, please contact my office.

                                      * * *

         We urge you to read the important information contained in the joint proxy statement prospectus, when it becomes available, regarding the proposed business combination transactions referenced in this press release. Registration statements related to the Archstone and Archstone-Smith securities to be issued in the merger of Smith Residential with and into Archstone-Smith and in the merger of Charles E. Smith Residential Realty L.P. with and into Archstone have not yet been filed with the Securities and Exchange Commission (SEC). You may obtain a free copy of the joint proxy statement/prospectus included as part of the registration statement, when it is available, and other documents filed by Archstone, Archstone-Smith, Smith Residential, and Smith Residential, L.P., respectively, with the SEC (including the documents incorporated by reference into the joint proxy statement/prospectus) at the SEC's web site at www.sec.gov. Shareholders of Smith Residential and partners of Smith Residential L.P. may also obtain a free copy of the joint proxy statement/prospectus and these other documents by directing a request to Charles E. Smith Realty Inc., 2345 Crystal Drive, Arlington, VA 22202, Attention: Greg Samay, or by calling (703) 769-1069.

         Pursuant to Instruction 3 of Item 4 of Schedule 14A, the participants in the solicitation include Archstone, its trustees, Smith Residential, its directors, and may include their respective executive officers. Information concerning the Archstone trustees and executive officers in Archstone and their direct and indirect interests in Archstone is contained in its proxy statement for its annual meeting of shareholders dated March 30, 2001.



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Information concerning the directors of Charles E. Smith and their direct and indirect interests in Smith Residential is contained in its proxy statement for its annual meeting of shareholders, dated April 13, 2001. As of the date of this communication, none of the foregoing participants beneficially owned in excess of 1% of the Smith Residential Common Shares, except Robert H. Smith (a director and executive officer) and Robert P. Kogod (a director and executive officer). As of the date of this communication, none of the forgoing participants beneficially owned in excess of 1% of Archstone Common Shares.

         The securities to be issued in the merger may not be sold, nor may offers to buy be accepted, prior to the time the registration statements become effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitations or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.